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[LOGO OF BANK OF AMERICA APPEARS HERE]                  AMENDMENT TO DOCUMENTS
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                  AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 2 (the "Amendment") dated as of September 1, 1998 is between Bank of America National Trust and Savings Association (the "Bank") and Aml Communications, Inc. (the "Borrower"). l

                                   RECITALS
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     A.  The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of August 2, 1996, as previously amended (the "Agreement").

     B.  The Bank and the Borrower desire to further amend the Agreement.


                                  AGREEMENT
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     1. DEFINITIONS.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2. AMENDMENTS.   The Agreement is hereby amended as follows:
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        2.1  In Paragraph 1.2 of the Agreement, the date "September 1, 1999" Is substituted for the date "September 1, 1998."

        2.2 Subparagraph (a) of Paragraph 1.3 of the Agreement Is amended to real in Its entirety as follows:
             "(a)  The interest rate Is the Bank's Reference Rate!

        2.3 A new subparagraph (d) Is added to Paragraph 2.1 of the Agreement, which reads in Its entirety as follows:
             "(d) The Borrower agrees not to permit the outstanding principal balance of the line of credit, to exceed the Facility No. 2 Commitment."

        2.4 In Paragraph 2.2 of the Agreement, the date "SEPTEMBER 1, 1999" Is substituted for the date "SEPTEMBER 1, 1998."

        2.5 Subparagraph (a) of Paragraph 2.3 of the Agreement is amended to read In Its entirety as follows:
             $(a) The Interest rate is the Bank's Reference Rate plus .25 percentage point."

        2.6 In Subparagraph (b) of Paragraph 2.4 of the Agreement the date "OCTOBER 1, 1999" is substituted for the date "OCTOBER 1, 1998" and the date "September 1, 2003" Is substituted for the date "SEPTEMBER 1, 2002."

        2.6 A new subparagraph (c) Is added to Paragraph 3.1 of the Agreement, which reads In Its entirety as follows:

             "(c) WAIVER FEE. If the Bank, at its discretion, agrees to waive or amend any terms of this Agreement, the Borrower will, at the Bank's option, pay the Bank a fee for each waiver or amendment in an amount advised by the Bank at the time the Borrower requests the waiver or amendment. Nothing In this paragraph shall imply that the Bank Is obligated to agree to any waiver or amendment requested by the Borrower. The Bank may impose additional requirements as a condition to any waiver or amendment"

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        2.8  A new Paragraph 7.14 Is added to the Agreement, which reads In Its entirety as follows:

               "7.14 Year 2000 Compliance. The Borrower has Implemented a comprehensive program to address the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31,
               1999) and expects to resolve on a timely basis any material year 2000 problem. The Borrower is in the process of making Inquiry of each such supplier, vendor and customer of the Borrower that Is of material Importance to the financial well-being of the Borrower with respect to the year 2000 problem. On the basis of that inquiry, the Borrower will Immediately notify the Bank if any such supplier, vendor and customer of the Borrower will not resolve any material year 2000 problem on a timely basis.'

        2.9    Paragraph 10.4 of the Agreement is deleted In its entirety.


     3. CONDITIONS. This Amendment will be effective when the Bank receives the
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        following Items, In form and content acceptable to the Bank:
        3.1 Loan Fee (Facility No. 1). A loan fee of Five Thousand Six Hundred Twenty Five Dollars ($5,625) due on the date of execution of this Amendment.
        3.2 Loan Fee (Facility No. 2). A loan fee of One Thousand Two Hundred Fifty Dollars ($1.250) due on the date of execution of this Amendment.

     4. EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain In full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.



 BANK OF AMERICA
 National Trust and Saving                   AML Communications, Inc

     George Simmons                                   Kirk A. Waldron

 By:  George Simmons, Vice President            Kirk A. Waldron, Vice President
                                                Finance and Chief Financial
                                                Officer

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